UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2020

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement

On November 30, 2020, H&E Equipment Services, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among the Company, certain subsidiaries of the Company (the “Guarantors”) and BofA Securities, Inc. (the “Initial Purchaser”) pursuant to which the Company agreed to issue and sell to the Initial Purchaser $1.25 billion in aggregate principal amount of the Company’s 3.875% senior notes due 2028 (the “Notes”). The sale of the Notes is expected to close on December 14, 2020, subject to the satisfaction of customary closing conditions.

Item 8.01    Other Events

On November 30, 2020, the Company issued a press release announcing the pricing of $1.25 billion in aggregate principal amount of its 3.875% senior notes due 2028, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

This press release is neither an offer to sell, nor a solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The securities described herein have not been and will not be registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act, and applicable state securities laws.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the possible completion of the offering and tender offer, the prospective impact of a note offering or tender offer, plans to repay certain indebtedness (including the terms and success of such repayment) and the use of proceeds of the offering, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offering and tender offer are subject to market conditions, other conditions and approvals. There can be no assurance that the offering or the tender offer will be completed as described herein or at all. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2019, the Company’s Form 10-Q Quarterly Reports for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1	Press Release, dated November 30, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&E Equipment Services, Inc.

Date: November 30, 2020	By:	/s/ Leslie S. Magee
Leslie S. Magee
Chief Financial Officer